SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Special Investment Trust (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Large-Cap Value Fund

Adjournment of Joint Special Meeting of Shareholders

In connection with the proposed acquisition of Eaton Vance Corp. (NYSE: EV) by Morgan Stanley (NYSE: MS) announced on October 8, 2020, shareholders of Eaton Vance Large-Cap Value Fund (the “Fund”) were asked to approve a new investment advisory agreement at a joint special meeting of shareholders held on February 26, 2021 at 12:00 p.m. (the “Meeting”). The Meeting was adjourned to 4:45 p.m. today to allow more time for shareholders to vote. The record date for the Meeting remains unchanged, and is fixed as of the close of business on December 11, 2020. Shareholders of Eaton Vance Large-Cap Value Fund who have already voted do not need to take further action.

If, as of December 11, 2020, you were a holder of record of shares of Eaton Vance Large-Cap Value Fund (i.e., you held Fund shares in your own name directly with the Fund) and you wish to participate in and vote at the adjourned Meeting, you must email your full name and address to Computershare Fund Services (“Computershare”) at shareholdermeetings@computershare.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote during the Meeting by entering the control number found on the proxy card you previously received. Requests to participate in and vote at the Meeting must be received by Computershare no later than 3:30 p.m. Eastern Time on February 26, 2021.

If, as of December 11, 2020, you held shares of Eaton Vance Large-Cap Value Fund through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the adjourned Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to Computershare at shareholdermeetings@computershare.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would like to participate in, but NOT vote at, the Meeting, please send an email to Computershare at shareholdermeetings@computershare.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by Computershare by no later than 3:30 p.m. Eastern Time on February 26, 2021.

If you are the owner of a variable annuity or life insurance contract invested in Eaton Vance Large-Cap Value Fund as of December 11, 2020, you may attend the Meeting as a guest. Log onto www.meetingcenter.io/255567976 on the date and time of the Meeting, select the “I am a Guest” option and follow the onscreen prompts.